UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.               )

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☐       Preliminary Proxy Statement

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☐       Definitive Proxy Statement

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☐       Soliciting Material Pursuant to § 240.14a-12

XBiotech Inc.

(Name of Registrant as Specified In Its Charter)

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XBiotech Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 22, 2021 For Stockholders as of record on April 26, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet . This is not a ballot . You cannot use this notice to vote your shares . We encourage you to access and review all of the important information contained in the proxy materials before voting . For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/XBIT Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e - mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 11, 2021. To order paper materials, use one of the following methods. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e - mail, please send a blank e - mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e - mail requesting material. XBiotech Inc. Meeting Type: Annual Meeting of Stockholders Date: Tuesday, June 22, 2021 Time: 10:00 AM, Central Time Place: 5217 Winnebago Lane, Austin, TX 78744 You must register to attend the meeting online and/or participate at www.proxydocs.com/XBIT SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/XBIT TELEPHONE (866) 648 - 8133 * E - MAIL paper@investorelections.com To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/XBIT To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512 - 9903

XBiotech Inc. Annual Meeting of Stockholders PROPOSAL 1. Election of Directors 1.01 John Simard 2. W. Thorpe McKenzie 3. Jan - Paul Waldin, Esq. 4. Donald MacAdam 5. Peter Libby, M.D. 2. Ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending 2021. 3. Approve, on an advisory basis, the compensation of the Company's named executive officers. 4. Approve, on an advisory basis, the frquency (every one, two or three years) of the advisory vote on the compensation of the Company's named executive officers. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.